Exhibit 10.22

Uppsala 09-30-2013

Replaces previous resignation notice period in employment contract for Mikael Asp 620802-0336 dated 10-04-2012.

Resignation notice period is six months if the resignation is initiated by Oasmia Pharmaceutical AB, and three months if the resignation is initiated by the employee.

Employer	Employee

(signature)	(signature)

Annette Ljungmark	Mikael Asp
Economy and Human Resources
Oasmia Pharmaceutical AB

Oasmia Pharmaceutical AB Vallongatan 1 75228 Uppsala

Telephone 018 - 50 54 40    Fax 18 51 08 73

info@oasmia.com  www.oasmia.com

Organization number 5563326676

Employment contract
Contract for employment and information on conditions of employment

Date: 10-04-2012

Information about the employee

		Last Name Asp	First Name Mikael
Mailing address Junkervagen 11
		Zip code 18736	City Taby
Administrator Annette Ljungmark	Telephone number 018-56 96 77	Telephone number 08-792 18 41	Personal Code Number 620802-0336	Employee number

Position

Position/occupational designation Qualified Person	Effective date 01-07-2013
Description of job responsibilities In accordance with position description

Work location

Address Oasmia Pharmaceutical AB Vallongatan 1, 75228, Uppsala	Telephone number 018-50 54 40

Employment status

☒ Permanent employment with six month probationary period

Probationary period as of 01-07-2013 until 07-06-2013. Probationary period automatically converts into permanent employment if the employer or the employee does not waive the contract before the end of the probationary period.

Salary

Salary including the salary revision of 2013 is 80,000 SEK per month	Pay day: 25th

Working hours

☒ Full Time, 40 hours per week. Monday - Friday 0800 - 1645, flex hours ± 1 hour	☐ Part time, hours per week. Employment rate %

Vacation benefits            Resignation notice period

30 days	Three months

Fringe benefits

☐ See specific contract

Applicable collective agreement                                Handling of personally identifiable information

Oasmia does not have a signed collective agreement	Handling of personally identifiable information will only occur in the company’s human resource and salary system

Miscellaneous

Additional agreement in regard to trade secrets, confidentiality and competitive organization is prepared 2012- Other agreements, see Oasmia’s employee handbook

Signatures. Date: 10/04/2012                                              Signatures. Date:

Employer (signature) Annette Ljungmark Economy and Human Resources Oasmia Pharmaceutical AB	Employee (signature) Mikael Asp

Oasmia Pharmaceutical AB Vallongatan 1 75228 Uppsala

Telephone 018 - 50 54 40    Fax 18 51 08 73

info@oasmia.com  www.oasmia.com

Organization number 5563326676